Exhibit 4.1

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIVE LEGEND(S) ON THE REVERSE HEREOF

Incorporated under the laws
of the State of Nevada

NUMBER
C-xx

SHARES
xxxxxxx

KNIGHT ENERGY CORP.

Common Stock
par value $.001 per share

This Certifies that xxxxxxxxxxxxxxxxxxxxxxx is the registered holder of xxxxxxxxxxxxxxxxxxxxxxxx (xxxxxx) Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this* xxxx *day of* xxxx *A.D. 20*xx

SAMPLE

PRESIDENT

SECRETARY

© GOES XXX
All Rights Reserved

THE SECURITIES REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND ARE ‘RESTRICTED SECURITIES’ AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY THROUGH REASONABLE MEANS AS DETERMINED BY THE COMPANY, INCLUDING AN OPINION OF SELLER’S COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY.
NOTICE. the signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.
     For Value Received,                      hereby sell, assign and transfer unto                                                                                                                                                                                                                                                                                  Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said Shares on the books of the within named corporation with full power of substitution in the premises.
      Dated                          A.D. 20 ___

In presence of